UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FUEL TECH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On April 17, 2023, Fuel Tech, Inc. (“we,” “us,” “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with our 2023 Annual Meeting of Stockholders to be held on June 8, 2023.

This supplement to the Proxy Statement (the “Supplement”) is being filed to add a fourth proposal inserted as Proposal No. 4, which is an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. We are asking our stockholders to vote, on an advisory and non-binding basis, with respect to the frequency of holding of an advisory vote on executive compensation, as described in this Supplement to Proxy Statement dated April 19, 2023. The Board of Directors (“Board”) recommends that the Company continue to hold such an advisory vote on an annual basis and that the stockholders therefore vote for a frequency of every year.

This Supplement includes (i) the updated Notice of Annual Meeting of Stockholders reflecting the addition of Proposal No. 4; (ii) the Supplement, which adds Proposal No. 4 to the Proxy Statement; and (iii) the amended proxy card to be distributed to the Company’s stockholders reflecting the addition of Proposal No. 4. No other changes are being made to the Proxy Statement.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 8, 2023

Date & Time:	Location:	Record Date:
June 8, 2023 10:00 a.m. (Central Time)	Fuel Tech, Inc. 27601 Bella Vista Parkway Warrenville, Illinois 60555	April 10, 2023

To the Stockholders of Fuel Tech, Inc.:

The annual meeting of stockholders of Fuel Tech, Inc., a Delaware corporation (Fuel Tech), will be held Thursday, June 8, 2023, at 10:00 a.m. local time at the offices of Fuel Tech, Inc., 27601 Bella Vista Parkway, Warrenville, Illinois 60555 (Annual Meeting), to consider and vote on the following items, each of which is explained in the attached proxy statement (Proxy Statement):

1.	To elect four directors;

2.	To ratify the appointment of RSM US LLP as Fuel Tech’s independent registered public accounting firm;

3.	To conduct an advisory vote to approve executive compensation;

4.	To conduct an advisory vote regarding the frequency with which the stockholders shall have the advisory say-on- pay vote on compensation paid to our named executive officers; and

5.	To transact any other business that may properly come before the meeting or at any adjournment thereof.

Only holders of Fuel Tech’s common stock of record as of the close of business on April 10, 2023 are entitled to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided or submit a proxy by telephone or the Internet by following the instructions on the proxy card. Stockholders who attend the Annual Meeting may revoke their previously submitted proxy and vote in person.

By Order of the Board of Directors,

Sincerely,

Bradley W. Johnson

Vice President, General Counsel and Secretary

Supplement to the Proxy Statement

for the 2023 Annual Meeting of Stockholders to be held June 8, 2023

On April 17, 2023, Fuel Tech filed its proxy statement (the “Proxy Statement”) relating to its Annual Meeting of Stockholders to be held on June 8, 2023 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”) and made it available to stockholders on the Internet.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide stockholders with information regarding a new non-binding, advisory vote regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers (the “Say-On-Pay Frequency Proposal”).

This Supplement is being furnished to stockholders of record at the close of business on April 10, 2023, the record date for the determination of stockholders entitled to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 17, 2023, previously made available to our stockholders. This Supplement does not provide all of the information that is important for your voting decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to stockholders. We encourage you to carefully read this Supplement together with the initial Proxy Statement.

Stockholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Pay Frequency Proposal under Proposal No. 4. Stockholders of record may vote on all four proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Except for the addition of Proposal No. 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

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AGENDA ITEM NO. 4 ADVISORY VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION ADVISORY VOTE

In addition to providing an advisory vote on our compensation program for our named executive officers, we are requesting stockholders to indicate their preference for the frequency with which these advisory votes should take place — every one, two or three years.

The stockholders preference for the frequency of the advisory vote or executive compensation is mandated by Section 951 of the Dodd-Frank Act and SEC regulations. Stockholders may indicate their preference on this advisory vote by choosing an annual, biennial or triennial vote frequency, or abstaining on this vote when stockholders vote in response to the resolution set forth below. We will ask stockholders not less than every six years whether they desire a different vote frequency on the advisory vote on our compensation program for our named executive officers.

In 2011 and 2017, the Company’s Board recommended an annual non-binding advisory vote frequency. We believe that an annual advisory vote on our compensation program for our named executive officers can create a greater opportunity for us to obtain information on stockholders’ views of the compensation program of our named executive officers including the Company’s compensation philosophy, policies and implementation approach. Thus, we believe that stockholders should support an annual advisory vote on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by the stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by stockholders. However, because this is an advisory vote, this proposal is not binding upon the Company in any way and the Company’s Board of Directors may decide that it is in the best interests of stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders. The Board’s Compensation Committee, which is responsible for approving our executive compensation program, and the Board of Directors value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making a decision about the frequency of future advisory votes on executive compensation.

The Board of Directors recommends that you select ONE YEAR as your preference for the frequency with which our stockholders would have the opportunity to provide an advisory vote on the Company’s named executive officer compensation.

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FUEL TECH
Technologies to enable clean efficient energy

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by June 8, 2023 at 1:00 A.M., Eastern Time.

Online
Go to **www.envisionreports.com/FTEK** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FTEK

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 ad 3 and for every ONE YEAR on Proposal 4.

1. Election of Directors:

	For	Withhold
01 - Vincent J. Arnone	☐	☐
02 - Douglas G. Bailey	☐	☐
03 - Sharon L. Jones	☐	☐
04 - Dennis L. Zeitler	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of RSM US LLP as Fuel Tech's independent registered public accounting firm.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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035ZIC

2023 Annual Meeting

2023 Annual Meeting of
Fuel Tech, Inc. Stockholders
June 8, 2023 at 10:00 a.m.
27601 Bella Vista Parkway,
Warrenville, Illinois 60555

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FTEK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — FUEL TECH, INC.

Notice of 2023 Annual Meeting of Stockholders

27601 Bella Vista Parkway, Warrenville, Illinois 60555
Proxy Solicited by Board of Directors for Annual Meeting — June 8, 2023

Vincent J. Arnone and Bradley W. Johnson, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Fuel Tech, Inc. to be held on June 8, 2023 at 10 a.m. or at any postponement or adjournment thereof.

The Board of Directors recommends a vote for the election as director of each of the nominees and for approval of each other agenda item and a vote on executive compensation to be held every one year, and, if no direction is given, this proxy will be voted for all nominees and for such other items.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐